 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): February 26, 2019

Linde plc
(Exact name of registrant as specified in its charter)

Ireland	001-38730	98-1448883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Priestley Centre
10 Priestley Road
Surrey Research Park
Guildford, Surrey GU2 7XY
United Kingdom
(Address of principal executive offices)(Zip Code)

+44 1483 242200
(Registrant’s telephone numbers, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

On February 26, 2019, the Board of Directors of Linde plc (the “Company”) confirmed Friday, July 26, 2019 as the date of the Company’s 2019 annual general meeting of shareholders (the “Annual Meeting”). The Annual Meeting is the Company’s first annual general meeting as a publicly traded company and represents a change of more than thirty days from the anniversary of the Company’s annual general meeting held on September 27, 2018. As a result, and in accordance with the provisions of the Company’s Amended and Restated Constitution and the Companies Act 2014 of Ireland (the “Companies Act”), as applicable, the Company determined the deadlines for proxy access, Rule 14a-8 shareholder proposals, advance notice and Irish statutory shareholder proposals for the Annual Meeting to be as follows:

Proxy Access Proposal Deadline. To be considered timely under the proxy access provisions of the Company’s Amended and Restated Constitution, a nomination notice must be given to the Company’s Secretary in writing at the principal executive offices of the Company and received no later than the close of business on March 14, 2019, which the Company believes is a reasonable time before it expects to begin to print and send its proxy materials to its shareholders.

Rule 14a-8 Shareholder Proposal Deadline. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholders who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting must ensure that such proposal is given to the Company’s Secretary in writing at the principal executive offices of the Company and received no later than the close of business on March 14, 2019, which the Company believes is a reasonable time before it expects to begin to print and send its proxy materials to its shareholders.

Irish Statutory Shareholder Proposal Deadline. To be considered timely pursuant to Section 1104 of the Companies Act, a request by a shareholder (or shareholders) holding 3% of the issued share capital of the Company (representing at least 3% of the total voting rights of all of the shareholders having a right to vote at the Annual Meeting) to put an item on the agenda of the Annual Meeting and/or to table a draft resolution to be adopted at the Annual Meeting under Section 1104 of the Companies Act must be received by the Company in written or electronic form no later than the close of business on June 14, 2019.

Advance Notice Deadline. To be considered timely under the advance notice provisions of the Company’s Amended and Restated Constitution, notice of any other shareholder proposal or nomination notice not submitted for inclusion in the Company’s proxy statement pursuant to the proxy access provisions of the Company’s Amended and Restated Constitution or Rule 14a-8 under the Exchange Act, and not submitted pursuant to Section 1104 of the Companies Act, must be given to the Company’s Secretary in writing at the principal executive offices of the Company and received no earlier than April 27, 2019 and no later than the close of business on May 27, 2019.

Any such notice or proposal must comply with, and contain all of the information required by, applicable laws and regulations and, as applicable, the Company’s Amended and Restated Constitution. A copy of the Company’s Amended and Restated Constitution was filed with the Securities and Exchange Commission as Exhibit 3.1 to the Company’s Current Report on Form 8-K on October 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDE PLC

Date: March 4, 2019	By:	/s/ Guillermo Bichara
Name: Guillermo Bichara
Title: General Counsel